UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 29, 2004
                        (date of earliest event reported)



                    RESIDENTIAL ASSET SECURITIES CORPORATION,
                   on behalf of the RASC Series 2004-KS9 Trust
             (Exact name of Registrant as specified in its charter)

            Delaware                   333-108865-09            51-0362653
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(State or other jurisdiction of    (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

          8400 Normandale Lake Boulevard, Suite 250
                   Minneapolis, Minnesota                      55437
           (Address of principal executive office)          (Zip Code)

                                 (952) 857-7000
              (Registrant's telephone number, including area code )


                                       N/A
              ------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 - OTHER EVENTS.

ITEM 8.01.        OTHER EVENTS.

On September  29, 2004,  Residential  Asset  Securities  Corporation  caused the issuance and sale of the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS9, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2004, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the JPMorgan Chase Bank, as trustee.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 (C). EXHIBITS.

(a)                   Not applicable

(b)                   Not applicable

(c) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

10.1 Pooling and Servicing Agreement, dated as of September 1, 2004, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the JPMorgan Chase Bank, as trustee.

10.2 Assignment and Assumption Agreement, dated the September 29, 2004, between Residential Funding Corporation and Residential Asset Mortgage Products, Inc.

10.3    Certificate  Guaranty  Insurance Policy No. 04030032 issued by Financial
        Guaranty   Insurance   Company  in  respect  of  Home  Equity   Mortgage
        Asset-Backed Pass-Through Certificates, Series 2004-KS9, Class A-I.

10.4 Certificate Guaranty Insurance Policy No. 04030033 issued by Financial Guaranty Insurance Company in respect of the Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS9, Class A-II.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RESIDENTIAL ASSET SECURITIES CORPORATION



                                        By:     /s/ Benita Bjorgo
                                        Name:       Benita Bjorgo
                                        Title:      Vice President



Dated:  September 29, 2004

EXHIBIT INDEX

Exhibit No.                Description of Exhibit

10.1 Pooling and Servicing Agreement, dated as of September 1, 2004, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the JPMorgan Chase Bank, as trustee.

10.2 Assignment and Assumption Agreement, dated the September 29, 2004, between Residential Funding Corporation and Residential Asset Mortgage Products, Inc.

10.3    Certificate  Guaranty  Insurance Policy No. 04030032 issued by Financial
        Guaranty   Insurance   Company  in  respect  of  Home  Equity   Mortgage
        Asset-Backed Pass-Through Certificates, Series 2004-KS9, Class A-I.

10.4 Certificate Guaranty Insurance Policy No. 04030033 issued by Financial Guaranty Insurance Company in respect of the Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS9, Class A-II.